Exhibit 99.2 Tanger Announces Pricing of Upsized Exchangeable Senior Notes Offering Greensboro, NC, January 8, 2026 – Tanger® (“Tanger” or the “Company”) (NYSE: SKT), a leading owner and operator of outlet and open-air retail shopping destinations, announced today that its operating partnership, Tanger Properties Limited Partnership (the “Operating Partnership”), has priced and upsized the previously announced offering of $220 million aggregate principal amount of its 2.375% Exchangeable Senior Notes due 2031 (the “Notes”) in a private placement (the “Offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Operating Partnership also granted the initial purchasers of the Notes an option to purchase up to an additional $30 million aggregate principal amount of Notes for settlement concurrently with the closing of the Offering. The sale of the Notes to the initial purchasers is expected to settle on January 12, 2026, subject to customary closing conditions, and is expected to result in approximately $214 million in net proceeds (or approximately $243 million if the initial purchasers exercise their option to purchase additional Notes in full) after deducting the initial purchasers’ discount and estimated offering expenses payable by the Operating Partnership. In connection with the pricing of the Notes, the Company has entered into privately negotiated capped call transactions with certain of the initial purchasers of the Notes or their respective affiliates and certain other financial institutions (the “Option Counterparties”). The capped call transactions cover, subject to customary anti-dilution adjustments, the number of the Company’s common shares, par value $0.01 per share (the “Common Shares”), underlying the Notes. The cap price of the capped call transactions will initially be approximately $47.49 per share, which represents a premium of approximately 40% over the last reported sale price of the Common Shares of $33.92 per share on the New York Stock Exchange on January 7, 2026, and will be subject to customary anti-dilution adjustments. The Notes will be the Operating Partnership’s senior unsecured obligations and will pay interest semi- annually in arrears on January 15 and July 15 of each year, beginning on July 15, 2026, at a rate of 2.375% per year. The Notes will mature on January 15, 2031, unless earlier exchanged, redeemed, or repurchased. The Company will fully and unconditionally guarantee the Notes on a senior unsecured basis. The Notes will be exchangeable at an initial exchange rate of 24.0662 of the Common Shares, per $1,000 principal amount of Notes (equivalent to an initial exchange price of approximately $41.55 per Common Share and an initial exchange premium of approximately 22.5% over the last reported sale price of $33.92 per Common Share on the New York Stock Exchange on January 7, 2026). The exchange rate is subject to adjustment upon the occurrence of certain events, but will not be adjusted for any accrued and unpaid interest. The Notes will be exchangeable for cash up to the aggregate principal amount of the Notes to be exchanged and, in respect of the remainder of the exchange obligation, if any, in excess thereof, cash, Common Shares or a combination thereof, at the election of the Operating Partnership.

Prior to the close of business on the business day immediately preceding October 15, 2030, the Notes are exchangeable at the option of holders only upon certain circumstances and during certain periods. On or after October 15, 2030, the Notes will be exchangeable at the option of the holders at any time prior to the close of business on the business day immediately preceding the maturity date. If a fundamental change (as defined in the indenture that will govern the Notes) occurs, then, subject to certain conditions and a limited exception, holders of the Notes may require the Operating Partnership to repurchase for cash all or any portion of their Notes at a repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date (as defined in the indenture that will govern the Notes). In addition, if certain corporate events occur or if the Operating Partnership calls any Notes for redemption, the Operating Partnership may be required, in certain circumstances, to increase the exchange rate for any Notes exchanged in connection with any such corporate event or exchanged in connection with any such redemption, in each case by a specified number of Common Shares. The Operating Partnership may redeem for cash all or any portion of the Notes (subject to certain limitations), if the Company’s board of directors (or a committee thereof) determines such redemption is necessary to preserve the Company’s status as a real estate investment trust (“REIT”) for U.S. federal income tax purposes. The Operating Partnership does not have any other right to redeem the notes prior to January 22, 2029. On any business day on or after January 22, 2029 and prior to the 41st scheduled trading day immediately preceding the maturity date, the Operating Partnership may redeem the Notes, at its option, in whole or in part (subject to certain limitations), if the last reported sale price of the Common Shares has been at least 130% of the exchange price then in effect for at least 20 trading days (whether or not consecutive), including the trading day immediately preceding the date on which we provide notice of redemption, during any 30 consecutive trading day period ending on, and including, the trading day immediately preceding the date on which the Operating Partnership provides notice of redemption. The redemption price will be equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. The Company intends to use approximately $8 million of the net proceeds from the Offering to pay the cost of the capped call transactions. The Operating Partnership and/or the Company intend to use (i) approximately $20 million of the net proceeds from the Offering to repurchase approximately 0.6 million Common Shares concurrently with the pricing of the Offering in privately negotiated transactions effected with or through one of the initial purchasers or its affiliate, at a price per share equal to the last reported sale price of the Common Shares on the New York Stock Exchange on January 7, 2026, (ii) a portion of the net proceeds from the Offering, together with a portion of the proceeds of the Operating Partnership’s term loans, to repay all of the outstanding debt under the Operating Partnership’s unsecured lines of credit and the repayment in full of the Operating Partnership’s outstanding $350 million aggregate principal amount of 3.125% senior notes due 2026 at maturity on September 1, 2026, (iii) the remaining net proceeds from the Offering for general corporate purposes, including the redemption or repayment of indebtedness. If the initial purchasers of the Notes exercise their option to purchase additional Notes, the Company expects to use a portion of the net proceeds from the sale of the additional Notes to enter into additional capped call transactions with the Option Counterparties, and the Operating Partnership and/or the Company expect to use the remainder of such net proceeds for general corporate purposes, including the redemption or repayment of indebtedness. The concurrent repurchases described above may have resulted in the Common Shares trading at prices that were higher than would be the case in the absence of these repurchases, which may have resulted in a higher initial exchange price for the Notes. The Notes and the related guarantee are being offered and sold only to persons reasonably believed to be qualified institutional buyers (as defined in Rule 144A under the Securities Act). The offer and sale of the Notes, the guarantee, and the Common Shares, if any, deliverable upon exchange of the Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction, and unless so registered, such securities may not be offered or sold in the United States except pursuant to an applicable exemption from such registration requirements. The Company has agreed to file a registration statement, or one or more prospectus supplements to an effective shelf registration statement, covering resales of any Common Shares deliverable upon exchange of the Notes with the Securities and Exchange Commission (the “SEC”). The capped call transactions are expected generally to reduce potential dilution to the Common Shares upon exchange of any Notes and/or offset any cash payments the Operating Partnership is required to make in excess of the principal amount of exchanged Notes, as the case may be, with such reduction and/or offset subject to a cap. In connection with establishing their initial hedges of the capped call transactions, the Company has been advised that the Option Counterparties or their respective affiliates expect to purchase Common Shares and/or enter into various derivative transactions with respect to the Common Shares concurrently with or shortly after the pricing of the Notes. This activity could increase (or reduce the size of any decrease in) the market price of the Common Shares or the Notes at that time. In addition, the Company has been advised that the Option Counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Common Shares and/or purchasing or selling the Common Shares or securities of the Operating Partnership in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and are likely to do so (i) during the observation period for exchanges of Notes occurring on or after October 15, 2030, (ii) following any early exchange, repurchase, or redemption of the Notes, in each case to the extent the Company unwinds a corresponding portion of the capped call transactions, or (iii) if the Company otherwise unwinds all or a portion of the capped call transactions). This activity could also cause or prevent an increase or decrease in the market price of the Common Shares or the Notes, which could affect holders of the Notes’ ability to exchange the Notes and, to the extent the activity occurs during any observation period related to an exchange of the Notes, it could affect the number of Common Shares and value of the consideration that holders of the Notes will receive upon exchange of such Notes. This press release does not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any offer or sale of, the Notes in any jurisdiction in which the offer, solicitation or sale of the Notes would be unlawful prior to the registration or qualification thereof under the securities laws of any such state or jurisdiction.

About Tanger® Tanger Inc. (NYSE: SKT) is a leading owner and operator of outlet and open-air retail shopping destinations, with over 44 years of expertise in the retail and outlet shopping industries. Tanger’s portfolio of 38 outlet centers and three open-air lifestyle centers includes more than 16 million square feet well-positioned across tourist destinations and vibrant markets in 22 U.S. states and Canada. A publicly traded REIT since 1993, Tanger continues to innovate the retail experience for its shoppers with over 2,600 stores operated by more than 750 different brand name companies. Safe Harbor Statement This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. Forward-looking statements are generally identifiable by use of the words “anticipate,” “believe,” “can,” “continue,” “could,” “designed,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions that do not report historical matters. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Although we believe the expectations reflected in these forward-looking statements are based on reasonable assumptions, future events and actual results, performance, transactions or achievements, financial and otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Please refer to the document filed by the Company and the Operating Partnership with the SEC, including specifically the “Risk Factors” sections of the Company’s and the Operating Partnership’s Annual Report on Form 10-K for the year ended December 31, 2024, Quarterly Reports on Form 10-Q for each of the quarterly periods ended March 31, 2025, June 30, 2025 and September 30, 2025, and other filings with the SEC, which identify additional factors that could cause actual results to differ from those contained in forward-looking statements. Investor Contact Information Doug McDonald SVP, Treasurer and Investments T: (336) 856-6066 TangerIR@tanger.com